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                                                                      EXHIBIT 24

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Marshall Industries' previously filed Registration Statements on Form S-8, File Numbers 33-1587 and 33-82510.

                                          ARTHUR ANDERSEN LLP

Los Angeles, California
August 28, 1995

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